UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2011

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
 (Address of principal executive offices, including zip code)

(617) 535-4766
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

In August 2010, Iron Mountain Incorporated (“IMI”) divested the domain name management product line of its digital business (the “Domain Name Product Line”). On June 2, 2011, IMI completed the sale of its online backup and recovery, digital archiving and eDiscovery solutions businesses of its digital business (the “Digital Business”) to Autonomy Corporation plc, a corporation formed under the laws of England and Wales (“Autonomy”), pursuant to a purchase and sale agreement dated as of May 15, 2011 among IMI, certain subsidiaries of IMI and Autonomy.  Additionally, in May 2011, IMI committed to a plan to sell its records management business in New Zealand (the “New Zealand Business”).  The Digital Business, the Domain Name Product Line and the New Zealand Business have, for all periods presented in the accompanying Exhibit 99.1, been reported as discontinued operations for financial reporting purposes.  Beginning June 2011, as a result of the disposition of the Digital Business and the decision to sell the New Zealand Business, IMI changed its reportable segments. The most significant of these changes is that the reportable segment previously referred to as the Worldwide Digital Business is no longer reported separately in IMI’s management reporting as the operations associated with the Domain Name Product Line and the Digital Business are reported as discontinued operations.  The intellectual property escrow services business, which IMI continues to own and operate and was previously reported in the Worldwide Digital Business segment, is now reported as a component of the North American Physical Business segment. Additionally, the International Physical Business segment no longer includes the New Zealand Business as these operations are reported as discontinued operations.

In September 2011, as a result of certain changes we made in the manner in which our European operations will be managed, we reorganized our reporting structure and reassigned goodwill among the revised reporting units.  Previously, we tested goodwill impairment at the European level on a combined basis.  As a result of the management and reporting changes, we concluded that we have three reporting units for our European operations, consisting of (1) the United Kingdom, Ireland and Norway (“UKI”), (2) Belgium, France, Germany, Italy, Luxembourg, Netherlands and Spain (“Western Europe”) and (3) the remaining countries in Europe (“Central Europe”).  Due to these changes, we will perform all future goodwill impairment analysis on the new reporting unit basis.  The total assets of UKI, Western Europe and Central Europe amounted to approximately $798 million, $365 million and $207 million, respectively, as of July 31, 2011.  As a result of the restructuring of our reporting units, we concluded that we had an interim triggering event and, therefore, we are performing an interim goodwill impairment test for UKI, Western Europe and Central Europe in the third quarter of 2011.  Based on our current analyses, we believe our UKI and Central Europe reporting units are properly valued.  Total long-lived assets of the Western Europe reporting unit are $310 million, including approximately $111 million of allocated goodwill, as of July 31, 2011.  We are in the early stages of our analysis but based on information and work performed to date, we may record an impairment charge associated with goodwill, customer relationship and property, plant and equipment (primarily racking) long-lived assets in our Western Europe reporting unit.  We estimate any charge associated with the long-lived assets of the Western Europe reporting unit to be in the range of $0 million to $100 million on a pretax basis.  In conjunction with our third quarter 2011 filing on Form 10-Q, we expect to record our preliminary estimate of any impairment charges based on work completed through the time of our filing.  We anticipate finalizing any change to the estimated impairment charge, if any, in the fourth quarter of 2011, which will be included in our 2011 annual report on Form 10-K.  The estimated range is based on the analyses we performed to date, and is subject to change and refinement as we complete our analyses.  Accordingly, we cannot provide any assurance as to the actual impairment charge we may record or that it will fall within the range set forth above.

Item 9.01.       Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are restated versions of Items 1, 1A, 2, 6, 7, 7A, 8, 9A and 15 of IMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on March 1, 2011 (the “10-K”), which reflect the changes associated with the presentation of discontinued operations and segment reporting and the addition within the subsequent events footnote and within the recent developments section of management’s discussion and analysis of financial condition and results of operations of disclosure of a possible impairment discussed above.  All other Items of the 10-K remain unchanged. This Current Report on Form 8-K should be read in conjunction with the portions of the 10-K that have not been updated herein.

(d)

Exhibit No.	Exhibit
12	Statement re: Computation of Ratios. (Filed herewith).
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith).
99.1	Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. (Filed herewith).
Part I. Item 1. Business.
Part I. Item 1A. Risk Factors.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Part II. Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
Part II. Item 8. Financial Statements and Supplementary Data.
Part II. Item 9A. Controls and Procedures.
Part IV. Item 15. Exhibits and Financial Statement Schedules.
101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated September 19, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Equity, (iv) Consolidated Statements of Comprehensive Income (Loss), (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text. (Furnished herewith).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)
	By:	/s/ Brian P. McKeon
	Name:	Brian P. McKeon
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 19, 2011

Exhibit Index

Exhibit No.	Exhibit
12	Statement re: Computation of Ratios. (Filed herewith).

23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith).

99.1	Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. (Filed herewith).
Part I. Item 1. Business.
Part I. Item 1A. Risk Factors.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Part II. Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
Part II. Item 8. Financial Statements and Supplementary Data.
Part II. Item 9A. Controls and Procedures.
Part IV. Item 15. Exhibits and Financial Statement Schedules.

101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated September 19, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Equity, (iv) Consolidated Statements of Comprehensive Income (Loss), (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text. (Furnished herewith).